UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Event: June 30, 2003

                              Nexia Holdings, Inc.
                              --------------------
             (Exact name of registrant as specified in its charter)

                                     NEVADA
         (State or other jurisdiction of incorporation or organization)


         33-2128-D                             84-1062062
         ---------                             ----------
  (Commission File Number)        (IRS Employer Identification Number)




                          c/o Richard Surber, President
                 268 West 400 South, Suite 300, Salt Lake City,
                   Utah 84101 (Address of principal executive
                                    offices)

                                 (801) 575-8073
                                 --------------
              (Registrant's telephone number, including area code)




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On June 30, 2003, Nexia Holdings, Inc. ("Company") entered into a Stock Purchase Agreement ("Agreement") with Diversified Financial Development Corporation ("DFRC") wherein the Company agreed to transfer to DFRC 100% of all shares the Company held in Wichita Development Corporation ("Wichita") (86,795,794) in exchange for a promissory note in the sum of $150,000 and 1,000,000 restricted shares of the common stock of DFRC with a guaranteed resale value of $1.00 per share, within 36 months of the sale, DFRC is bound to issue sufficient additional shares such that the total value at liquidation will equal $1,000,000. The number of shares transferred to DFRC is approximately 83% of the issued and outstanding shares of Wichita. Control of Wichita includes the ownership of Salt Lake Development Corporation, a subsidiary corporation of Wichita.

Wichita holds title to The Trade Center Building. The building was purchased for $540,554 on August 30, 2000. The Trade Center Building, which opened in 1921, is located in the downtown business district of Wichita, Kansas, at 120 South Market Street, Wichita, Kansas. The building is a 48,500 square foot, seven story office building. Wichita holds title to the property subject to a mortgage of $273,173 at December 31, 2002. The taxed assessed value of the building is $600,000.

Salt Lake Development Corporation owns two buildings. The first is located at 268 West 400 South in Salt Lake City, Utah. The building is two stories with 14,347 net rentable square feet of office space. Salt Lake Development purchased the property on March 6, 1998, by exercising its option to purchase the property through the payment of $418,762. Salt Lake Development financed the purchase price and borrowed an additional sum of $222,489, which is secured by the property. At December 31, 2002, the outstanding debt on the property was $569,410 with monthly payments of $5,934.

The second building held by Salt Lake Development is a two-story 18 unit apartment building, located at 2402 Wall Avenue in Ogden, Utah. This building was purchased on July 23, 1998. The property includes an additional 7,500 square feet of commercial space. The total purchase price was $850,000. The balance owed at December 31, 2002 was $590,560. The estimated market value is approximately $900,000 based upon managements opinion.

At the time of the transaction the property held by Wichita and Salt Lake Development Corporation had a depreciated cost basis of approximately $1,501,950, including purchase price paid and improvements that were made to the real properties and buildings during the period of ownership by the two corporations and while they were subsidiaries of Nexia.

ITEM 7.           Financial Statements and Exhibits

Pro forma financial statements, if required, will be filed by amendment within the time allowed by rule.

EXHIBIT           PAGE
NO.               NO.      DESCRIPTION

10(1)             4        Stock Purchase Agreement dated June 30, 2003

99.1              13       Press Release dated July 8, 2003.

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Nexia Holdings, Inc.

Signature                                                              Date



By:/s/ Richard Surber                                          July 17, 2003
   ------------------------------------
Name:    Richard Surber
Title:   President











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                                  Exhibit 10(i)

                            STOCK PURCHASE AGREEMENT


                                     BETWEEN


                         DIVERSIFIED FINANCIAL RESOURCES
                                   CORPORATION

                                       AND

                          DIVERSIFIED HOLDINGS I, INC.







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



                                             STOCK PURCHASE AGREEMENT
                                                 TABLE OF CONTENTS

Purchase and Sale............................................................2

Purchase Price and Exchanges.................................................2

Warranties and Representations of DFRC and Wichita...........................3

Warranties and Representations of DHI and Nexia..............................5

Term.........................................................................5

Conditions Precedent to Closing..............................................5

Termination..................................................................6

Miscellaneous Provisions.....................................................6

Closing......................................................................7

Governing Law................................................................7

Counterparts.................................................................7

                            STOCK PURCHASE AGREEMENT


     THIS STOCK PURCHASE AGREEMENT ("Agreement") dated June 30, 2003, by, between and among DIVERSIFIED FINANCIAL RESOURCES CORPORATION, a Nevada Corporation ("DFRC"), and DIVERSIFIED HOLDINGS I, INC., a Nevada corporation, ("DHI") and Wichita Development Corporation, (Wichita) Salt Lake Development Corporation, (SLDC) Kearns Development Corporation, (Kearns), and Nexia Holdings, Inc. (Nexia).

         WHEREAS, Nexia owns 86,795,794 shares of the issued and outstanding common stock of Wichita Development Corporation ("Wichita"), a Nevada corporation, which owns real property (either directly or through its ownership of Salt Lake Development Corporation) located in Salt Lake County, Utah, Weber County, Utah and Sedgwick County, Kansas; and

         WHEREAS, Nexia desires to sell and DFRC desires to purchase Eighty Six Million Seven Hundred Ninety Five Thousand Seven Hundred Ninety Four (86,795,794) shares of common stock, representing an interest in excess of eighty three percent (83%) of the issued and outstanding shares of Wichita in exchange for the transfer to DHI of the David Wolfson promissory note with a current value of $14,056, the offset of a $112,517 debt owed to Wichita by Kearns Development Corporation, and the forgiveness of $407,854 in debt owed to Nexia Holdings, Inc. by SLDC offset by $1,565 in debt owed to Nexia by Wichita, DHI shall receive $284,719.99 worth of restricted common stock of DFRC, Wichita shall deliver to DHI a promissory note in the sum of $150,000 and DHI shall receive 1,000,000 shares of DFRC's restricted common stock with a guaranteed liquidation value of not less than $1 per share;

         NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties herein contained, the parties hereby agree as follows:

I. Purchase and Sale. Nexia hereby agrees to sell, transfer, assign and convey to DFRC and DFRC hereby agrees to purchase and acquire from Nexia, Eighty Six Million Seven Hundred Ninety Five Thousand Seven Hundred Ninety Four (86,795,794) shares of the common voting stock of Wichita Development Corporation, a Nevada corporation, (the "Wichita Shares")

II.      Purchase Price and Exchanges.  The items of compensation to be transferred by agreement
         ----------------------------
         of parties hereto shall consist of the following:

                  a.       Wichita shall assign to DHI the David Wolfson promissory note with a current balance of $14,056
                  b.       Wichita shall waive and offset $112,517 owed to Wichita by Kearns
                           Development Corporation.
                  c.       Nexia Holdings shall waive and offset debt owed to it by Salt Lake
                           Development Corporation in the sum of $407,854 and $1,565 of debt owed


                                        6


                           to Nexia by Wichita in exchange for the delivery of
                           148,251 shares of the restricted common stock of
                           DFRC.
                  d.       Wichita shall give to DHI a promissory note in the face amount of $150,000.
                  e.       Diversified Financial Resources Corporation shall transfer to DHI 1,000,000 shares of it's restricted common stock with a
                           guaranteed liquidation value of not less than $1 per
                           share, such that DFRC will issue sufficient
                           additional shares of DFRC common stock to provide DHI
                           with net proceeds from the sale of all shares in an
                           amount of not less than $1,000,000 within 36 months
                           from the date hereof, the issuance of additional
                           shares shall be treated as part of the original
                           issuance and DFRC agrees to tack the holding period
                           of the additional shares to the date of this
                           agreement in compliance with the provisions of Rule
                           144 and Rule 144(k).

III.     Warranties and Representations of Wichita and DFRC.  In order to induce DHI and Nexia
         --------------------------------------------------
         to enter into the Agreement and to complete the transaction contemplated hereby, Wichita and DFRC warrants and represents to DHI and Nexia that:

         A. Organization and Standing. Wichita and DFRC are corporations duly organized, validly existing and in good standing under the laws of the State of their incorporation, are qualified to do business as a foreign corporation in every other state or jurisdiction in which it operates to the extent required by the laws of such states and jurisdictions, and has full Power and authority to carry on its business as now conducted and to own and operate its assets, properties and business.

         B. Ownership of the Shares. As of the Date hereof, Wichita and DFRC are the sole owner of the shares that are to be transferred to DHI pursuant to this Agreement, free and clear of all liens, encumbrances and restrictions, other then those imposed due to the fact the shares have not been registered with the Securities and Exchange Commission and carry a Rule 144 legend.

         C.       Taxes.  Wichita and DFRC have filed all federal, state and local income or other tax
                  ------
                  returns and reports that they are required to file with all governmental agencies, wherever situate, and has paid or accrued for payment all taxes as shown on such returns, such that a failure to file, pay or accrue will not have a material adverse effect on Wichita and DFRC or the shares of stock which are the subject of this
                  Agreement.

         D. Pending Actions. There are no material legal actions, lawsuits, proceedings or investigations, either administrative or judicial, pending or to the knowledge of Wichita threatened, against or affecting Wichita and DFRC and/or the shares of common stock, except as has been disclosed to DHI. Wichita and DFRC are not in violation of any material law, ordinance or regulation of any kind whatever, including, but not limited to the Securities Act of 1933, (the "33 Act"), the Securities


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



                  Exchange Act of 1934, as amended (the "34 Act") the Rules and Regulations of the U.S. Securities and Exchange Commission ("SEC"), or the Securities Laws and Regulations of any state.

         E.       Governmental Regulation.  The completion of the transactions contemplated by the
                  ------------------------
                  Agreement will not, in and of themselves, violate any governmental law, rule or regulation which would in any way affect or jeopardize the validity of this
                  Agreement.

         F.       Ownership of  Assets.  Wichita and DFRC have good, marketable title, without any
                  ---------------------
                  liens or encumbrances of any nature whatever, to the shares which are the subject of this Agreement.

         G.       No Misleading Statements or Omissions.  Neither the Agreement nor any financial
                  --------------------------------------
                  statement, exhibit, schedule or document attached hereto, contains any materially misleading statement, or omits any fact or statement necessary to make the other statements or facts therein set forth not materially misleading.

         H.       Validity of the Agreement.  All corporate action and other proceedings required to
                  -------------------------
                  be taken by Wichita and DFRC in order to enter into and to carry out the Agreement have been duly and properly taken. No additional corporate or other action on the part of Wichita and DFRC is required in connection with this Agreement, or the transaction contemplated herein. The Agreement has been duly executed by Wichita and DFRC and constitutes the valid and binding obligation of each of them, except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws relating to or affecting generally the enforcement of creditors rights.  The execution and delivery of the Agreement and the carrying out of its purposes will not result in the breach of any of the terms or conditions of, or constitute a default under or violate any of the Certificate of Incorporation or document of undertaking, oral or written, to which Wichita and DFRC is a party or is bound or may be affected, nor will such execution, delivery and carrying out violate any order, writ, injunction, decree, law, rule or regulation of any court, regulatory agency or other governmental body; and the business now conducted by
                  Wichita and DFRC can continue to be so conducted after completion of the transaction contemplated hereby.

         I. Enforceability of the Agreement. When duly executed and delivered, the Agreement and the Exhibits hereto which are incorporated herein and made a part hereof are legal, valid, and enforceable by DHI according to their terms, except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws relating to or affecting generally the enforcement of creditors rights and that at the time of such execution and delivery, DHI will have acquired title in and to the DFRC common shares free and clear of all claims, liens and encumbrances.

IV.      Warranties and Representations of DHI and Nexia.  In order to induce DFRC to enter into
         ------------------------------------------------
         the Agreement and to complete the transaction contemplated hereby, DHI and Nexia warrant and represent to DFRC that:

         A. Organization and Standing. DHI and Nexia are corporations duly organized, validly existing and in good standing under the laws of the State of Nevada, are qualified to do business as a foreign corporation in every other state in which they operate to the extent required by the laws of such states, and have full power and authority to carry on their businesses as now conducted and to own and operate their assets, properties and business.

         B. No Misleading Statements or Omissions. Neither the Agreement nor any financial statement, exhibit, schedule or document attached hereto or presented to DFRC in connection herewith contains any materially misleading statement, or omits any fact or statement necessary to make the other statements of facts therein set forth not materially misleading.

         C.       Validity of the Agreement.  All corporate action and proceedings required to be taken
                  --------------------------
                  by DHI and Nexia in order to enter into and to carry out the Agreement have been duly and properly taken.  The Agreement has been duly executed by DHI and Nexia, and constitutes a valid and binding obligation of DHI and Nexia.  The execution and delivery of the Agreement and the carrying out of its purposes will not result in the breach of any of the terms or conditions of, or constitute a default under or violate, the Certificate of Incorporation or By-Laws, or any agreement, lease, mortgage, bond, indenture, license or other document or undertaking, oral or written, to which DHI or Nexia is a party or is bound or may be affected, nor will such execution, delivery and carrying out violate any order, writ, injunction, decree, law, rule or regulation of any court regulatory agency or other governmental body.

         D. Enforceability of the Agreement. When duly executed and delivered, the Agreement and the Exhibits hereto which are incorporated herein and made a part hereof are legal, valid, and enforceable by DFRC according to their terms, and that at the time of such execution and delivery, DFRC will have acquired good, marketable title in and to the shares acquired herein, free and clear of all liens and encumbrances.

V.       Term.    All representations, warranties, covenants and agreements made herein and in the
         ----
                  exhibits attached hereto shall survive the execution and delivery of the Agreement and payment pursuant thereto.

VI.      Conditions Precedent to Closing.
         -------------------------------

         A.       The obligations of DFRC under the Agreement shall be and are subject to fulfillment, prior to or at the Closing of each of the following conditions:

                  a.       That DHI and Nexia and their management representations and warranties contained herein shall be true and correct at the time of closing date as if such representations and warranties were made at such time;

                  b.       That DHI and Nexia and their management shall have performed or complied with all agreements, terms and conditions required by the Agreement to be performed or complied with by them prior to or at the time of Closing;

         B.       The obligations of DHI and Nexia under the Agreement shall be and are subject to fulfillment, prior to, at the Closing or subsequent to the Closing of each of the following conditions:

                  a.       That DFRC's representations and warranties contained herein shall be true and correct at the time of Closing as if such representations and warranties were made at such time; and

                  b. That DFRC shall have performed or complied with all agreements, terms and conditions required by the Agreement to be performed or complied with by them prior to or at the time of Closing.

VII.     Termination.  The Agreement may be terminated at any time before or; at Closing, by:
         ------------

         A.       The mutual agreement of the parties;

         B.       Any party if:

                  a.       Any provision of the Agreement applicable to a party shall be materially untrue or fail to be accomplished.
                  b.       Any legal proceeding shall have been instituted or shall be imminently threatening to delay, restrain or prevent the consummation of the Agreement.

Upon termination of the Agreement for any reason, in accordance with the terms and conditions set forth in this paragraph, each said party shall bear all costs and expenses as each party has incurred and no party shall be liable to the other.

VIII.    Miscellaneous Provisions.  This Agreement is the entire agreement between the parties in
         -------------------------
         respect of the subject matter hereof, and there are no other agreements, written or oral, nor may the Agreement be modified except in writing and executed by all of the parties hereto.
         The failure to insist upon strict compliance with any of the terms, covenants or conditions

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         of the Agreement shall not be deemed a waiver or relinquishment of such right or Power at any other time or times.

IX.      Closing.  The Closing of the transactions contemplated by the Agreement ("Closing") shall
         -------
         take place at 1:00 P.M. on June 30, 2003.  The Closing shall occur at such place as the parties hereto shall agree upon.  At the Closing, all of the documents and items referred to herein shall be exchanged.

X. Wichita's Officers and Directors. All of Wichita's current officers and directors may resign effective with the closing, the parties hereby agree that Richard Surber may remain in his current position as vice-president and as a director of the company until such time as the current mortgages on the real property held by Wichita have been paid in full.

XI.      Governing Law.  The Agreement shall be governed by and construed in accordance with the
         --------------
         internal laws of the State of Utah.

XII.     Counterparts.  The Agreement may be executed in duplicate facsimile counterparts, each of
         -------------
         which shall be deemed an original and together shall constitute one and the same binding
         Agreement, with one counterpart being delivered to each party hereto.

         IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the date and year above first written.

                           Wichita Development Corporation

                           By:    /s/
                               ----------------------------------------------
                                  Edward T. Wells, President

                           Diversified Holdings I, Inc.

                           By:     /s/
                               --------------------------------------------------
                                 Richard D. Surber, President

                   Diversified Financial Resources Corporation

                           By:      /s/
                                ------------------------------------------------------
                                  John Chapman, President

                           Nexia Holdings, Inc.

                           By:       /s/
                                ------------------------------------------------------
                         Gerald Einhorn, Vice-President



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                           Salt Lake Development Corporation

                           By:    /s/
                                -------------------------------------------------------
                                  Richard Surber, President

                           Kearns Development Corporation

                           By:     /s/
                                ------------------------------------------------------
                                  Richard Surber, President



                                       12

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Exhibit 99.1

PRESS RELEASE


Nexia Holdings, Inc.
268 West 400 South, Suite 300
Salt Lake City, Utah 84101
OTC Bulletin Board Symbol NXIA.OB

FOR MORE INFORMATION, CONTACT:
Richard Surber, President
801-575-8073   Fax: 801-575-8092
or email hudconsult@aol.com

FOR IMMEDIATE RELEASE

             NEXIA SELLS MAJORITY OWNED SUBSIDIARY FOR $2.65 MILLION

Salt Lake City, Utah July 8, 2003 - Nexia Holdings, Inc.(OTCBB: NXIA), announced today that on June 30, 2003 it restructured its holdings in certain subsidiaries and sold its interest in Wichita Development Corporation (Pink Sheets: WHDV) to Diversified Financial Resources Corporation (OTCBB: DFRC) in a transaction valued at $2.65 Million. The transaction consists of the elimination of approximately $1.5 Million in debt from the consolidated balance sheet of NXIA, a $150,000 note and 1,000,000 shares of DFRC stock with a guaranteed liquidation value of not less than $1 Million over a period of 24 months. The sale was made in an effort to reduce negative cash flow and further improve the financial condition of NXIA.

In an inter-company tax free transaction, WHDV exchanged its shareholdings in Kearns Development Corporation (Kearns) for the Diversified Holdings I, Inc.
(DHI) shareholdings in Salt Lake Development Corporation (SLDC). (DHI, Kearns and SLDC were all subsidiaries of NXIA at the time of the restructuring. See
Item 1 Description of Business in the December 31, 2002 NXIA Form 10KSB for a diagram of the corporate structure of NXIA). Subsequent to the inter company transfers, NXIA sold to DFRC 100% of its shareholdings in WHDV. At the time of the sale of NXIA's shareholdings in WHDV, WHDV's real estate holdings consisted of two office buildings and a building with 18 residential apartments and a ground floor retail space.

NXIA sold its shares of WHDV in exchange for a note in the amount of $150,000 and 1,000,000 shares of DFRC's restricted shares of common stock with a guaranteed liquidation value of not less than $ 1 Million. In addition, NXIA will no longer have to consolidate approximately $1.5 Million in debt currently on the books of WHDV and SLDC. NXIA's president commented that "the sale of WHDV is part of NXIA's plan to further streamline its operations, cut costs and reduce negative cash flow while preserving the upside profit potential from the sale of WHDV's properties. Furthermore, NXIA's consulting subsidiary Hudson Consulting Group, Inc. will be retained to assist WHDV in resubmitting its application to become traded on the OTCBB. Hudson is currently assisting DFRC with its plans to build a natural resources company. NXIA may be the beneficiary of significant upside potential through liquidation of its 1,000,000 shares of restricted DFRC's stock over the next 24 months."


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


The gross market value of WHDV's real estate holdings is estimated at $2.5 Million with underlying debt of approximately $1.4 Million. The real estate was being held at a depreciated cost basis of approximately $1,501,950.

The real estate held by WHDV or its subsidiaries includes the following:

NXIA headquarters located at 268 West 400 South in Salt Lake City, Utah. The building is two stories with 14,347 net rentable square feet of office space. SLDC purchased the property on March 6, 1998, by exercising its option to purchase the property through the payment of $418,762. SLDC financed the purchase price and borrowed an additional sum of $222,489, which is secured by the property. On December 31, 2002, the outstanding debt on the property was $569,410 with monthly payments of $5,934. The estimated market value is approximately $1 Million based upon a dated MAI appraisal.

SLDC purchased a two-story 18 unit apartment building, located at 2402 Wall Avenue in Ogden, Utah, on July 23, 1998. The property includes an additional 7,500 square feet of commercial space. The total purchase price was $850,000. The balance owed at December 31, 2002 was $590,560. The estimated market value is approximately $900,000 based upon management's opinion.

The Trade Center Building. The building was purchased for $540,554 on August 30, 2000. The Trade Center Building, which opened in 1921, is located in the downtown business district of Wichita, Kansas, at 120 South Market Street. The building is a 48,500 square foot, seven story office building. WHDV holds title to the property subject to a mortgage of $273,173 at December 31, 2002. The taxed assessed value of the building is $600,000.

The loans on the Wichita, Kansas and Salt Lake City, Utah properties has been paid current since the filing of Nexia's 10-QSB for the quarter ended March 30, 2003. The Ogden, Utah property is currently in default and efforts are being made with the assistance of Hudson to refinance the existing debt.

Nexia is currently reviewing the potential of renovating office space in the Wallace-Bennett building where Nexia could relocate its offices within the next 12 months. The Wallace Bennett buildings is a 30,000 plus square foot turn of the century building held by NXIA's majority owned subsidiary, Wasatch Capital Corporation.

NXIA is a holding company with operations in real estate and financial consulting sectors. Investors are strongly encouraged not to make an investment which they cannot afford to lose. Additionally, Nexia strongly encourages the public to read the above information in conjunction with its Form 10KSB for December 31, 2002, and 10QSB for March 30, 2003. These disclosures can be viewed at www.sec.gov. We further advise our readers to visit the Nexia Holdings, Inc. website at www.nexiaholdings.com.

This press release may contain forward-looking statements that are based on a number of assumptions, including expectations for continued market growth and anticipated revenue levels. Although Nexia believes these assumptions are reasonable, no assurance can be given that they will prove correct. These forward-looking statements involve a number of risks and uncertainties, including NXIA's ability to liquidate the DFRC shares at favorable prices based upon DFRC's current illiquid market for its securities. The actual results that NXIA may achieve could differ materially from any forward-looking statements due to such risks and uncertainties.



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